Exhibit 99.1

United States Bankruptcy Court

Middle District of Alabama

In re	The Colonial BancGroup, Inc.	Case No.	09-32303 (DHW)
Debtor
Chapter 11 Case

MONTHLY OPERATING REPORT (NON-SMALL BUSINESS ENTITY)

Month:	August	Date Filed:	2009-09-21
Line of Business:	Bank Holding Company	NAICS Code:	52

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

/s/ SARAH H. MOORE
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

Sarah H. Moore
PRINTED NAME OF RESPONSIBLE PARTY

QUESTIONNAIRE: (All questions to be answered on behalf of the debtor.)	YES	NO

1. IS THE BUSINESS STILL OPERATING ?	☒	☐

2. HAVE YOU PAID ALL YOUR BILLS ON TIME THIS MONTH?	☐	☒

3. DID YOU PAY YOUR EMPLOYEES ON TIME?	☐	☒

4. HAVE YOU DEPOSITED ALL THE RECEIPTS FOR YOUR BUSINESS IN TO THE DIP ACCOUNT THIS MONTH?	☒	☐

5. HAVE YOU FILED ALL OF YOUR TAX RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

6. HAVE YOU TIMELY FILED ALL OTHER REQUIRED GOVERNMENT FILINGS?	☐	☒

7. HAVE YOU PAID ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐

8. DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐

9. ARE YOU CURRENT ON YOUR CHAPTER 11 QUARTERLY FEE PAYMENT ?	☒	☐

10. HAVE YOU PAID ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONAL THIS MONTH?	☐	☒

11. DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒

12. HAS THE BUSINESS SOLD ANY GOODS OR PROVIDED SERVICES OR TRANSFERRED ANY ASSETS TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒

13. DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT(S)?	☐	☒

14. HAVE YOU SOLD ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒

15. DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒

16. HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☐	☒

17. HAS ANYONE MADE AN INVESTMENT IN YOUR BUSINESS THIS MONTH?	☐	☒

18. HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☐	☒

TAXES (Exhibit A)

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS? IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.	☐	☒

INCOME (Exhibit B)

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS.

	TOTAL INCOME	$0.00

SUMMARY OF CASH ON HAND

Cash on Hand at Start of Month		38,408,397.59

Cash on Hand at end of Month		38,410,567.24

PLEASE PROVIDE THE TOTAL AMOUNT OF CASH CURRENTLY AVAILABLE TO YOU.	TOTAL	$59.85

EXPENSES (Exhibit C)

PLEASE SEPARATELY LIST ALL EXPENSES PAID FROM YOUR BANK ACCOUNTS THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT.

	TOTAL EXPENSES	$0.00

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)		$0.00

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)		$0.00

(Subtract Line C from Line B)	CASH PROFIT FOR THE MONTH	$0.00

UNPAID BILLS (Exhibit D)

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$37,386.95

MONEY OWED TO YOU (Exhibit E)

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$520,520.78

BANKING INFORMATION (Exhibit F)

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT OR HAD DURING THE PERIOD COVERED BY THIS REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	4

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	3

PROFESSIONAL FEES

BANKRUPTCY RELATED:

PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE?	$0.00

NON-BANKRUPTCY RELATED:

PROFESSIONAL FEES PAID NOT RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES PAID NOT RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD?	$0.00

ADDITIONAL INFORMATION

PLEASE ATTACH THE BANKRUPTCY ADMINISTRATOR’S BALANCE SHEET, MONTHLY SALARY PAYMENTS TO OWNER(S) SCHEDULE (IF APPLICABLE) AND THE MONTHLY RENTAL INCOME WORKSHEET (IF APPLICABLE). ALSO ATTACH ANY FINANCIAL REPORTS (INCOME STATEMENT, STATEMENT OF CASH FLOWS, AND STATEMENT OF SHAREHOLDERS/PARTNER’S EQUITY) WHICH YOU PREPARE INTERNALLY.

Print Form	Reset Form

The Colonial BancGroup, Inc.

Attachment to Operating Report

8/24/09-8/31/09

Financial Reports:

There were no internal financial reports prepared for the reporting period August 24 – August 31, 2009.

DISCLAIMER:

The Colonial BancGroup, Inc. (the “Debtor”) cautions investors and potential investors in the Debtor not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis of an investment decision relating to any of the securities of the Debtor. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly operating requirements of the Bankruptcy Court and the Bankruptcy Administrator. The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of the Debtor in accordance with generally accepted accounting principles; does not purport to present the market value of any of the Debtor’s assets or liabilities or the recoverability of any of those assets; is in a format prescribed by applicable bankruptcy law; and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Debtor’s securities, the Monthly Operating Report is accurate or complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein. The Debtor reserves all rights to amend the results presented in this Monthly Operating Report.

On August 25, 2009 (the “Petition Date”), the Debtor commenced a voluntary case under Chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the Middle District of Alabama. On or about August 14, 2009, of the Debtor’s wholly owned bank subsidiary, Colonial Bank, was closed by the Alabama State Banking Department, and the Federal Deposit Insurance Corporation (the “FDIC”) was appointed as receiver of Colonial Bank. Subsequent to the closure, Branch Banking & Trust Company (BB&T), in a transaction facilitated by the FDIC, acquired substantially all of the assets of Colonial Bank, including certain books and financial records jointly maintained by the Debtor and Colonial Bank that were seized by the FDIC and, on information and belief, transferred to the custody of BB&T. As a result, the Debtor is not in control of certain information relating to its pre-petition operations and financial affairs, including material accounting information. In addition, as of the date of the acquisition by BB&T, several employees of the Debtor became employees of BB&T. This Monthly Operating Report is prepared, in large part, based upon the information and work product made available to the Debtor by past employees of Colonial Bank and other third parties. The results set forth in this Monthly Operation Report are being investigated further and may vary from the results listed in this Monthly Operating Report.

Monthly Operating Report - Exhibit A

EXHIBIT A

TAXES

IF ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITON TAX OBLIGATONS EXIST, ATTACH A WRITTEN EXPLANATION, INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF FUNDS FOR THE PAYMENTS (S).

See attached schedule

The Colonial BancGroup, Inc.

Exhibit A

Taxes

The Colonial BancGroup, Inc. and subsidiaries were assessed certain final assessments of Financial Institution Excise Taxes by the State of Alabama on August 14, 2009 the date that Colonial Bank was placed into receivership. The tax assessments were for prior year tax returns which were timely filed. The parent company, Colonial BancGroup, disputes the taxes assessed and has filed a motion under Section 505.

Below is a summary of the State of Alabama assessments:

Tax Year	Taxes and Interest Amount
2007	$2,887,050.82
2006	2,534,635.98
2005	752,747.01
2004	99,050.34
2003	535,322.43
2002	739,371.74
2001	1,533,170.71

total	$9,081,349.03

The Colonial BancGroup, Inc.’s 2008 income tax returns have been filed for both federal and state taxes. Below is a summary of 2008 income tax refunds and income tax payables. Colonial BancGroup is unable to pay the income taxes due to Texas and Idaho because of the bankruptcy filing and the FDIC action causing a freeze on BancGroup’s cash accounts. obligations.

Amount Receivable (Payable)
Federal	$930,553.00
State
ID	$(450.00)
TN	73,552.00
TX	(120,850.00)

$882,805.00

Monthly Operating Report - Exhibit B

EXHIBIT B

SUMMARY OF CASH ON HAND

ATTACH A LIST OF ALL INCOME RECEIVED FOR THE REPORTING PERIOD FROM CASH AND CREDIT TRANSACTIONS.

The U.S. Bankruptcy Administrator (MDAL) will not waive this requirement.

See attached schedule

The Colonial BancGroup, Inc.

Exhibit B

Cash on Hand

Name of Account	Account Number	Balance
Petty Cash	n/a	$59.85

The Colonial BancGroup, Inc. - DIP	8050793234	$0.00
The Colonial BancGroup, Inc. - DIP	8025001127	14,383,207.89
The Colonial BancGroup, Inc. - DIP	8050795437	4,000,000.00
The Colonial BancGroup, Inc. - DIP	8050795460	5,091,170.82
The Colonial BancGroup, Inc. - DIP	8050795452	5,045,815.06
The Colonial BancGroup, Inc. - DIP	8050795445	2,282,904.24
The Colonial BancGroup, Inc. - DIP	8050793218	7,607,409.38

		$38,410,507.39	(1)

(1)	On August 14, 2009, the FDIC placed a hold on all cash deposits of Colonial BancGroup. BancGroup is unable to access its cash deposits.

Note: The cash summary does not include investments held in Schwab of approximately $1.9 million which may include some amount of cash.

Cash received during the reporting period 8/25/09-8/31/09
Deposit from Lewis Beville to reimburse for overpayment of director fees	$2,000.00
Deposit from Colonial Bank, in error, for reimbursement of an expense	$169.65

Total	$2,169.65

Monthly Operating Report - Exhibit C	form revised 05 27 2009

EXHIBIT C

EXPENSES

ATTACH A LIST OF ALL EXPENSES PAID FROM THE DEBTOR’S BANK ACCOUNTS FOR THE REPORTING PERIOD. INCLUDE THE DATE PAID, THE PAYEE, THE PURPOSE AND THE AMOUNT.

The U.S. Bankruptcy Administrator (MDAL) will not waive this requirement.

No expenses were paid during the period 8/25/09 - 8/31/09

Monthly Operating Report - Exhibit D

EXHIBIT D

UNPAID BILLS

ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) INCURRED SINCE THE BANKRUPTCY FILING DATE BUT HAVE NOT BEEN PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, THE NAME OF THE CREDITOR, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

The U.S. Bankruptcy Administrator (MDAL) will not waive this requirement.

Debtor continues to review its obligations - see attached

The Colonial BancGroup, Inc.

Exhibit D

Unpaid bills

Date incurred	Vendor Name	$ Amount	Due Date	Purpose
8/25-8/31/09	Kevin O’Halloran, Chief Recovery Officer	36,600.00	8/31/2009	employee wages - Chief Recovery Officer
8/31/2009	LCI	617.30	8/31/2009	copy and postage
8/28/2009	BB&T	169.65	8/28/2009	error in reimbursement of expense

		$37,386.95

Note: The above stated amounts do not include accruals based on professional services rendered and expenses incurred by PHR&D and B&B, which amounts have not been billed to date and will be the subject of a motion to establish interim fee procedures and the fee application process.

Monthly Operating Report - Exhibit E

EXHIBIT E

MONEY OWED TO DEBTOR

ATTACH A LIST OF ALL AMOUNTS OWED TO THE DEBTOR BY CUSTOMERS FOR WORK COMPLETED OR MERCHANDISE SOLD. THE LIST MUST INCLUDE THE NAME OF THE CUSTOMER, THE AMOUNT OWED AND WHEN PAYMENT IS DUE.

The U.S. Bankruptcy Administrator (MDAL) will not waive this requirement.

Debtor continues to research other debtor receivables - see attached

The Colonial BancGroup, Inc.

Exhibit E

Debtor Receivables

Receivable from the FDIC	$514,420.78
for expenses paid on behalf of Colonial Bank prior to 8/14/09
Receivables from Director’s for meetings not attended:
Lewis Beville	600.00
Robert Craft	5,500.00

$520,520.78

Note: While the Debtor does not have traditional trade accounts receivables, it does have intercompany receivables from its primary subsidiary, Colonial Bank. The above-referenced receivable from Colonial Bank related primarily to expenses paid on behalf of Colonial Bank. The Debtor reserves the right to supplement this information based on obtaining access to information and documents that are currently under the control of the FDIC as a result of the receivership of Colonial Bank.

Monthly Operating Report - Exhibit F

EXHIBIT F

BANKING INFORMATION

When eFiling Exhibit F, please use the CM/ECF event:

Chapter 11 Exhibit F - Monthly Operating Report - Bank Statements (Private Entry)

ATTACH A COPY OF THE MOST RECENT BANK STATEMENT FOR EVERY ACCOUNT THE DEBTOR HAS AS OF THE DATE OF THIS FINANCIAL REPORT OR HAD DURING THE REPORTING PERIOD.

Additional Information - Ch 11 Monthly Operating Report	form revised 03 13 09

BALANCE SHEET For the period ending: 08/31/09

ASSETS
1. Cash
Pre-petition bank accounts	$38,410,507.39

DIP General/business account

DIP Payroll account

DIP Tax account

Other (including Cash on Hand)	$59.85

Sub-total Cash		$38,410,567.24

2. Securities

3. Accounts Receivable
Pre-petition	$520,520.78

Post-petition

Sub-total Accounts Receivable		$520,520.78

4. Office Supplies and Equipment		$0.00

5. Inventory (Fair Market Value)		$0.00

6. Other Current Assets		$0.00

7. Prepaid Insurance		$0.00

8. Long Term Assets (including real property, heavy equipment, vehicles, etc.)		$6,968,792.64

9. TOTAL ASSETS			$45,899,880.66

LIABILITIES (include both pre- and post-petition debts)
1. Accounts Payable
Pre-petition	$362,757.31

Post-petition	$87,386.95

Sub-total Accounts Payable		$450,144.26

2. Short Term Notes Payable
Pre-petition

Post-petition

Sub-total Short Term Notes Payable

3. Long Term Notes Payable
Pre-petition	$358,247,775.00

Post-petition

Sub-total Long Term Notes Payable		$358,247,775.00

4. Taxes Payable
Pre-petition	($882,805.00)

Post-petition

Sub-total Taxes Payable		($882,805.00)

5. Other Liabilities		$7,856,878.13

6. TOTAL LIABILITIES			$365,671,992.39

EQUITY (Total Assets Less Total Liabilities)			($319,772,111.73)

7. TOTAL LIABILITIES & EQUITY			$45,899,880.66

Additional Information	Balance Sheet/AP Pymts/ Salary Schedule/Rent Roll

STATEMENT OF PAYMENTS MADE TO SECURED CREDITORS AND LESSORS

No payments for the reporting period 8/24/09-8/31/09

1			Payee: ____________________________________________________________________
		Amount paid this period:	_____________________	Check #:	_____________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	_____________________

2			Payee: ____________________________________________________________________
		Amount paid this period:	_____________________	Check #:	_____________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	_____________________

3			Payee: ____________________________________________________________________
		Amount paid this period:	_____________________	Check #:	_____________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	_____________________

4			Payee: ____________________________________________________________________
		Amount paid this period:	_____________________	Check #:	_____________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	_____________________

5			Payee: ____________________________________________________________________
		Amount paid this period:	_____________________	Check #:	_____________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	_____________________

6			Payee: ____________________________________________________________________
		Amount paid this period:	_____________________	Check #:	_____________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	_____________________

7			Payee: ____________________________________________________________________
		Amount paid this period:	_____________________	Check #:	_____________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	_____________________

8			Payee: ____________________________________________________________________
		Amount paid this period:	_____________________	Check #:	_____________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	_____________________

9			Payee: ____________________________________________________________________
		Amount paid this period:	_____________________	Check #:	_____________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	_____________________

Additional Information	Balance Sheet/AP Pymts/ Salary Schedule/Rent Roll

Additional payments made to secured creditors and lessors

No payments during the reporting period 8/24/09-8/31/09

10			Payee: ____________________________________________________________________
		Amount paid this period:	__________________	Check #:	________________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	__________________

11			Payee: ____________________________________________________________________
		Amount paid this period:	__________________	Check #:	________________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	__________________

12			Payee: ____________________________________________________________________
		Amount paid this period:	__________________	Check #:	________________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	__________________

13			Payee: ____________________________________________________________________
		Amount paid this period:	__________________	Check #:	________________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	__________________

14			Payee: ____________________________________________________________________
		Amount paid this period:	__________________	Check #:	________________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	__________________

15			Payee: ____________________________________________________________________
		Amount paid this period:	__________________	Check #:	________________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	__________________

16			Payee: ____________________________________________________________________
		Amount paid this period:	__________________	Check #:	________________________

Y	N	Amount included in Expenses
Y	N	Adequate protection payment
		Stated adequate protection payment amount	__________________

TOTAL PAYMENTS MADE TO SECURED CREDITORS AND LESSORS

Additional Information	Balance Sheet/AP Pymts/ Salary Schedule/Rent Roll

Monthly Salary Payment to Owner(s)

No payments during the reporting period 8/24/09-8/31/09

Debtor(s)	Stated Amount	Amount Paid	Transaction Number	Amount Past Due

TOTAL

Monthly Rental Income Worksheet	for the month ending
No payments during the reporting period 8/24/09-8/31/09

Property Description	Written Contract*	Contract Expiration Date	Contracted Monthly Rental Payment	Rental Amount Past Due	Rental Amount Received this Month	Mortgage Amount Paid by Debtor(s) **

Monthly Totals

*	(N) No Contract, (L) Lease or (DF) Debtor Financed under a Rent to Own, Bond for Title or similar contract
**	Per Order for Adequate Protection or Use of Cash Collateral

Additional Information	Balance Sheet/AP Pymts/ Salary Schedule/Rent Roll